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                                                                    EXHIBIT 10.1

                       SEVENTH AMENDMENT TO FIRST AMENDED
                         AND RESTATED CREDIT AGREEMENT

        This seventh amendment to first amended and restated credit agreement ("Amendment") is made and entered into as of April 30, 1998, by and between U.
S. BANK NATIONAL ASSOCIATION, successor by merger to U. S. Bank of Washington, National Association ("U. S. Bank"), and GARGOYLES, INC., a Washington corporation ("Borrower").

                                R E C I T A L S:

        A. On or about April 7, 1997, U. S. Bank and Borrower entered into that certain first amended and restated credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement") whereby U. S. Bank agreed to extend certain credit facilities to Borrower. U. S. Bank and Borrower have entered into six previous amendments to the Credit Agreement.

        B. The purpose of this Amendment is to set forth the terms and conditions upon which U. S. Bank will grant Borrower's request to defer the filing of a registration statement with respect to the shares of stock of Borrower issued to U. S. Bank pursuant to that certain Third Amendment to First Amended and Restated Credit Agreement dated as of January 15, 1998, and entered into between U. S. Bank and Borrower (the "Third Amendment").

        NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

ARTICLE I.  AMENDMENT; DEFINITIONS

1.1     AMENDMENT

        The Credit Agreement and each of the other Loan Documents are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.



SEVENTH AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                            PAGE 1


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1.2     DEFINITIONS

        As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires.

ARTICLE II.  REGISTRATION OF SHARES

2.1     TIMING OF REGISTRATION

        The first sentence of Section 7.2(a) of the Third Amendment is hereby deleted in its entirety and replaced with the following:

               Borrower shall take all steps necessary to complete and file a registration statement for the registration of the Shares on or before November 15, 1998, and shall use its best efforts to cause the registration to become effective as soon after the filing of the registration statement as possible.

2.2     EXPENSES OF REGISTRATION

        Section 7.3 of the Third Amendment is deleted in its entirety and replaced with the following:

               Borrower shall bear and pay all expenses incurred in connection with any registration, filing or qualification of the Shares, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for Borrower.

ARTICLE III.  CONDITIONS PRECEDENT

        The modifications set forth in this Amendment shall not be effective unless and until the following conditions have been fulfilled to U. S. Bank's satisfaction:

        (a) U. S. Bank shall have received this Amendment, duly executed and delivered by Borrower, H.S.C., Inc., Sungold Eyewear, Inc. and Private Eyes Sunglass Corporation.

        (b) After having given effect to any waivers and modifications of definitions set forth in this Amendment, there shall not exist any Default or Event of Default.



SEVENTH AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                            PAGE 2


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        (c) All representations and warranties of Borrower contained in the
Credit Agreement or otherwise made in writing in connection therewith or herewith shall be true and correct and in all material respects have the same effect as though such representations and warranties had been made on and as of the date of this Amendment.

        (d) U. S. Bank shall have received a certified resolution of the board of directors of Borrower and each of the undersigned guarantors in a form acceptable to U.
S. Bank.

ARTICLE IV.  GENERAL PROVISIONS

4.1     REPRESENTATIONS AND WARRANTIES

        Borrower hereby represents and warrants to U. S. Bank that as of the date of this Amendment and after having given effect to any waivers and modifications to definitions set forth in this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's Indebtedness to U. S. Bank is payable without offset, defense, or counterclaim.

4.2     SECURITY

        All Loan Documents evidencing U. S. Bank's security interest in the Collateral shall remain in full force and effect, and shall continue to secure, without change in priority, the payment and performance of the Loans, as amended herein, and any other Indebtedness owing from Borrower to U. S. Bank.

4.3     GUARANTIES

        The parties hereto agree that the Guaranties shall remain in full force and effect and continue to guarantee the repayment of the Loans to U. S. Bank as set forth in such Guaranties.

4.4     PAYMENT OF EXPENSES

        Borrower shall pay on demand all costs and expenses of U. S. Bank incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and the exhibits hereto, including, without limitation, attorneys' fees incurred by U. S. Bank.



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AND RESTATED CREDIT AGREEMENT                                            PAGE 3


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4.5     SURVIVAL OF CREDIT AGREEMENT

        The terms and conditions of the Credit Agreement and each of the other Loan Documents shall survive until all of Borrower's obligations under the Credit Agreement have been satisfied in full.

4.6     RELEASE OF CLAIMS

        IN CONSIDERATION FOR U. S. BANK'S AGREEMENT TO ENTER INTO THIS AMENDMENT, BORROWER, H.S.C., INC., SUNGOLD EYEWEAR, INC., AND PRIVATE EYES SUNGLASS CORPORATION EACH HEREBY RELEASES AND FOREVER DISCHARGES U. S. BANK, ITS PREDECESSORS AND SUCCESSORS-IN-INTEREST, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES AND AGENTS FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, LIABILITIES, CHARGES, ACTIONS, LOSSES, CAUSES OF ACTION, COSTS, EXPENSES, COMPENSATION, AND SUITS OF ANY KIND, PAST, PRESENT OR FUTURE, ARISING FROM OR ALLEGED TO ARISE FROM THEIR BUSINESS RELATIONSHIP, INCLUDING THE RELATIONSHIP PROVIDED FOR IN THE CREDIT AGREEMENT THROUGH THE DATE OF THIS AMENDMENT, WHETHER KNOWN OR UNKNOWN. THIS RELEASE IS INTENDED TO BE COMPLETE AND COMPREHENSIVE WITH RESPECT TO ALL SUCH CLAIMS. THIS RELEASE OF CLAIMS HAS BEEN COMPLETELY READ AND FULLY UNDERSTOOD AND VOLUNTARILY ACCEPTED FOR THE PURPOSE OF MAKING A FULL AND FINAL COMPROMISE AND SETTLEMENT WITH RESPECT TO ALL CLAIMS, DISPUTED OR OTHERWISE.

4.7     COUNTERPARTS

        This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

4.8     STATUTORY NOTICE

        ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.



SEVENTH AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                            PAGE 4


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        IN WITNESS WHEREOF, U. S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.

                                   GARGOYLES, INC., a Washington corporation



                                   By:  /s/ LEO ROSENBERGER
                                        ----------------------
                                        Leo Rosenberger, CEO and CFO



                                   U. S. BANK NATIONAL ASSOCIATION
                                        DAVID C. LARSEN

                                   By:  /s/ DAVID C. LARSEN
                                        ----------------------
                                        David C. Larsen, Vice President



SEVENTH AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                            PAGE 5


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Each of the undersigned Guarantors hereby (i) reaffirms its Guaranty and its
Security Agreement, (ii) agrees that its Guaranty guarantees the repayment of the Loans, as amended herein, (iii) agrees that its respective Security Agreement and related collateral documents secures the payment and performance of the Secured Obligations described in such Security Agreement, (iv) acknowledges that its obligations pursuant to its Guaranty and Security Agreement are enforceable without defense, offset, or counterclaim, and (v) agrees to the release of claims set forth in Section 4.6 of this Amendment.

                                   H.S.C., Inc., a Washington corporation

                                   By: /s/  LEO ROSENBERGER
                                       -------------------------
                                       Leo Rosenberger, President and CFO


                                   SUNGOLD EYEWEAR, INC., a Washington
                                   corporation

                                   By: /s/ LEO ROSENBERGER
                                       -------------------------
                                       Leo Rosenberger, CEO and CFO


                                   PRIVATE EYES SUNGLASS CORPORATION,
                                   a Washington corporation

                                   By: /s/ LEO ROSENBERGER
                                       -------------------------
                                       Leo Rosenberger, President and CFO




SEVENTH AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                            PAGE 6